Exhibit 99.2

SEPARATION AGREEMENT AND GENERAL RELEASE

THIS SEPARATION AGREEMENT AND GENERAL RELEASE, is made this 17th day of May, 2007 (this “Agreement”), between Lexington Realty Trust, its subsidiaries and affiliates located at One Penn Plaza, Suite 4015, New York, New York 10119-4015 (“Company”), and John B. Vander Zwaag, residing at 612 Pembroke Road, Bryn Mawr, Pennsylvania 19010 (“Executive”).

In consideration of the mutual promises and releases contained in this Agreement, the parties to this Agreement hereby agree as follows:

1.     Last Day of Employment. Executive’s last day of employment with the Company will be May 31, 2007 (the “Effective Date”). Executive will receive his base salary through the Effective Date. As of the Effective Date, Executive hereby resigns his employment with the Company and from all offices and administrative positions he holds with the Company. Executive acknowledges and agrees that as of the Effective Date, he will no longer have any authority to make or enter into any agreements, commitments, or representations on behalf of the Company, and he will no longer have any signing or other authority on the Company’s accounts, trusts, books, or records.

2.     ADEA Separation Benefits and Non-Vested Shares. In exchange for his release of claims under the Age Discrimination in Employment Act (“ADEA”), the Company agrees that 47,869 non-vested common shares of the Company held by the Executive, which are all of the non-vested common shares of the Company held by Executive, and 33,000 non-vested shares of common stock of Lexington Strategic Asset Corp., which are all of the shares of common stock of Lexington Strategic Asset Corp. held by the Executive, shall be fully vested on the Effective Date and that, on the Effective Date, the Company will provide Executive with a lump sum payment of $3,548,284.64 (the “ADEA Separation Benefit”).

3.     Other Separation Payment. On the Effective Date, the Company will provide executive with a lump sum payment of $100,000.

4.     Termination of Lockup and Clawback Agreement. The Lock-Up and Claw-Back Agreement, dated of December 28, 2006, between the Company and the Executive shall terminate and be of no further force and effect as of the Effective Date.

5.     Termination and Forfeiture of Class B Units. All of Executive’s right, title or interest in 6 Class B Units of LSAC Operating Partnership L.P., which are all of the Class B Units held by Executive, shall be forfeited and shall terminate and be of no further force and effect as of the Effective Date.

6.     Termination and Forfeiture of All Future Benefits and Compensation. Executive acknowledges and agrees that he is not entitled to any compensation or benefits from the Company, except as expressly provided for in this Agreement, and Executive specifically waives and foregoes all rights to any compensation or benefits of any kind that are not expressly provided to him in this Agreement, including, without limitation, any right to any base salary, bonus, incentive or long-term award (including, without limitation, any annual cash incentive opportunity or annual long-term incentive opportunity under the 2007 Executive Compensation Program or any participation in or payment under the Lexington Realty Trust 2007 Outperformance Plan), severance, life insurance, pension or other employee benefit. Executive further acknowledges and agrees that after the Effective Date he will not be able to participate in any Company-sponsored employee benefits plan or program except as expressly provided for in this Agreement. After the Effective Date, to the extent permitted under and in accordance with Consolidated Omnibus Budget Reconciliation Act, Executive will have the right to continue his health benefit coverage as to any Company-provided health plan in which he participates at his own cost.

7.	Release of Claims.

(a)           By Executive. In exchange for the benefits provided to him under this Agreement, Executive irrevocably and unconditionally forever releases and discharges the Company, its subsidiaries, and their affiliates, related companies, successors and assigns, and each of their current and former employees, officers, trustees, directors, owners, shareholders, representatives, administrators, fiduciaries, agents, insurers, and employee benefit programs (excepted vested benefits, if any, in the Company’s 401(k) Plan) (and the trustees, administrators, fiduciaries and insurers of any such programs) (collectively, the “Released Parties”) from all actual or potential, known or unknown claims that Executive presently may have. The claims that Executive is releasing include, for example and without limitation, claims under any federal, state or local common law, statute, regulation or law of any type, including but not limited to Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, the Employee Retirement Income Security Act, the New York State Human Rights Law, the New York City Human Rights Law; any other claims of employment discrimination or for breach of contract; any claims arising under or otherwise related to any other or oral agreement with the Company; and claims for any other or further compensation, payments or benefits of any kind from any Released Party. Executive agrees that he has not filed or caused to be filed any lawsuit, complaint, charge, grievance or any other proceeding against the Company with any court, agency or other tribunal and to the extent permissible by law. Nothing in this Section 7 shall preclude Executive from filing a charge of age discrimination with any state, local, or federal administrative agency; however, in the event he files such a charge, or such a charge is filed on his behalf, Executive agrees that he shall not be entitled to any damages, remedies, or other relief for himself personally as a result of any such charge or proceeding commenced in relation thereto, and that the sums received in this Agreement are and shall be his sole and exclusive remedy against Released Parties for any claims he has as of the date this Agreement is signed.

It is expressly understood and agreed between the parties that the release of claims detailed in this Section 7 shall in now way apply to any claims Executive may have under the ADEA.

Executive irrevocably and unconditionally forever releases and discharges the Company, its subsidiaries, and their affiliates, related companies, successors and assigns, and each of their current and former employees, officers, trustees, directors, owners, shareholders, representatives, administrators, fiduciaries, agents, insurers, and employee benefit programs (and the trustees, administrators, fiduciaries and insurers of any such programs) (collectively, the “Released

Parties”) from all actual or potential, known or unknown claims that Executive presently may have

(b)           By the Company. The Company irrevocably and unconditionally forever releases and discharges Executive and his heirs, executors, administrators, legal representatives and assigns, from all actual or potential, known or unknown claims that the Company presently may have, arising out of or relating to Executive’s employment by the Company or from his position as an officer or director of the Company or any other entity in which he served in such positions at the request of the Company or as a trustee, administrator or fiduciary of an employee benefit plan at the request of the Company; provided, however, that the Company is not releasing any claims arising out of intentionally improper acts by Executive or any fraudulent or illegal acts by Executive, with the understanding that the Company is not currently aware of any such acts.

8.     Release of ADEA Claims. In exchange for the benefits provided to him under Section 2 of this Agreement, Executive hereby waives, releases and forever discharges, the Released Parties from any and all actual or potential, known or unknown claims he may have under ADEA. Executive acknowledges that the monies and benefits provided to him under Section 2 of this Agreement are being given in exchange for Executive’s release of ADEA claims. Nothing in this Section 8 shall preclude Executive from filing a charge of age discrimination with any state, local, or federal administrative agency; however, in the event he files such a charge, or such a charge is filed on his behalf, Executive agrees that he shall not be entitled to any damages, remedies, or other relief for himself personally as a result of any such charge or proceeding commenced in relation thereto, and that the sums received in this Agreement are and shall be his sole and exclusive remedy against the Released Parties for any claims he has as of the date this Agreement is signed.

9.     Cooperation. Executive agrees to make himself reasonably available to respond to inquiries, and to otherwise assist in the operations of the Company’s business for a period of one year from the Effective Date. Executive also agrees to cooperate with and assist the Company, at its request, in connection with any claim or litigation arising out of events occurring or agreements made during the course of his employment with the Company, provided, that Executive shall be entitled to reimbursement of his reasonable and documented expenses in connection with such cooperation and assistance. If (i) during the one year period from the Effective Date, the Company requests Executive’s cooperation for a period of greater than 5 hours per week or a total of 40 hours, or (ii) after the one year period from the Effective Date, the Company requests Executive’s cooperation, the Company agrees to reimburse Executive at a rate of $250.00 per hour.

10.  Confidentiality of Agreement. Executive agrees to keep every term of this Agreement confidential and to not hereafter disclose the existence of this Agreement, the fact that this Agreement was being discussed or considered, or the substance or contents of this Agreement to any person or entity other than his attorneys, tax advisors and immediate family, or otherwise as required by court order. The Company may disclose the existence of this Agreement and the substance or the contents of this Agreement to the extent required by law or otherwise as required by court order.

11.  Return of Company Property. On or before the Effective Date, Executive will return to the Company all files, documents, records, and copies of the foregoing (whether in hard or electronic form), Company-provided computer and telephone equipment, credit cards, keys, building passes, security passes, access or identification cards, and any other property of the Company or materials containing the Company’s confidential information in Executive’s possession or control.

12.  No Disparagement or Harm. The Company and Executive each agree not to criticize, denigrate, or otherwise disparage the other party and, in the case of Executive, or any other Released Party.

13.  Entire Agreement. This Agreement constitutes the entire agreement between Executive and the Company with respect to the subject matter hereof, and supersedes all agreements between the Executive and the Company, including, without limitation, the (i) Employment Agreement, May 4, 2006, between the Company and Executive, (ii) Non-Vested Share Agreement, effective January 31, 2006, between the Company and Executive, (iii) Executive Deferred Compensation Agreement, effective January 27, 2004, between the Company and Executive, (iv) Non-Vested Share Agreement, effective December 28, 2006, between the Company and Executive, and (v) Letter Agreement Regarding Your Participation Interest for the 2007 to 2009 Performance Period, dated April 1, 2007, between the Company and Executive, each of which shall terminate and be of no further force and effect as of the Effective Date.

14.  Remedies. Executive acknowledges that a material breach of Executive’s covenants and releases contained in this Agreement after material compliance by the Company with its obligations under this Agreement will cause irreparable damage to the Company, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such material breach will be inadequate. Accordingly, Executive agrees that if he breaches any of the covenants contained in this Agreement in any material respect, and provided the Company has not materially breached its obligations under this Agreement, in addition to any other remedy which may be available at law or in equity, the Company shall be entitled to specific performance and injunctive relief in any court of competent jurisdiction, without the need to post any bond or any other undertaking or prove the inadequacy of money damages. Executive acknowledges and agrees that he will not engage in activities, or utilize any of the exceptions to the covenants contained in this Agreement in a manner intended to circumvent the Executive’s obligations under this Agreement.

15.  Withholdings and Deductions. All payments to Executive under this Agreement shall be net of applicable withholdings and deductions and of any debts owed by Executive to the Company.

16.  Review Period. The Company advised Executive to take this Agreement home, read it, and carefully consider all of its terms before signing it. The Company gave Executive at least 21 days in which to consider this Agreement, and Executive waives any right he might have to additional time beyond this consideration period within which to consider this Agreement. The Company advised Executive to discuss this Agreement with his own attorney (at his own expense) during this period if he wished to do so. Executive understands that he may revoke his release of ADEA claims under Section 8 of this Agreement within seven (7) days after he signs this Agreement, in which case he will not receive the ADEA Separation Benefit referred to in Section 2 of this Agreement and, instead, it will be forfeited and will terminate and be of no further force and effect, and all other provisions of this Agreement, including Executive’s release of non-ADEA claims, shall remain in full force and effect. Executive has carefully read this Agreement, fully understands what it means, and is entering into it voluntarily.

17.	Miscellaneous.

(a)           This Agreement is not an admission of guilt or wrongdoing by either Executive or the Company. Executive represents that he is not signing this Agreement in reliance on any representation not expressly set forth herein.

(b)           No provisions of this Agreement may be modified, waived, amended or discharged except by a written document signed by Executive and a duly authorized Company officer. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

(c)           This Agreement binds Executive’s heirs, administrators, representatives, executors, successors, and assigns, and will inure to the benefit of all Released Parties and their respective heirs, administrators, representatives, executors, successors, and assigns.

(d)           The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

(e)           If any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable or ineffective in a legal forum, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties. If any of the provisions, terms or clauses of this Agreement are found by a court to be overly broad, those provisions, terms and clauses shall be enforceable (and modified and enforced) to the broadest extent permissible under the law.

(f)            The validity, interpretation, construction, and performance of this Agreement shall be governed by the internal laws of the State of New York (excluding any that mandate the use of another jurisdiction’s laws).

(g)           Section headings are intended solely for convenience of reference only and shall not be a part of this Agreement for any other purpose.

[Signature page follows]

SIGNATURE PAGE TO SEPARATION AGREEMENT AND GENERAL RELEASE

Dated:	____May 17, 2007_________	__/s/ John B. Vander Zwaag___________
JOHN B. VANDER ZWAAG

LEXINGTON REALTY TRUST

Dated:	____May 17, 2007_________	By:	/s/ T. Wilson Eglin
Name:	_T. Wilson Eglin___________
Title:	__Chief Executive Officer___